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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 3, 1998

                       UNION PACIFIC RESOURCES GROUP INC.
                       ----------------------------------
               (Exact name of registrant as specified in charter)

     Utah                          1-13916                    13-2647483
--------------------------------------------------------------------------------
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)

P.O. Box 7, 801 Cherry Street, Fort Worth, Texas                 76101
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number including area code                  817-877-6000
                                                                   -------------

(Former name or former address, if changed since last report)

Not applicable

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition of Norcen Energy Resources Limited

         On March 3, 1998, the Registrant announced by press release the closing of its tender offer of up to 100% of the common shares of Norcen Energy Resources Limited, a Canadian corporation ("Norcen"). In total, 95.5 percent of the common shares of Norcen was tendered to the Registrant at the purchase price of US$13.65 per share (C$19.80). On such date, Union Pacific Resources Inc., an Alberta corporation ("UPRI"), the Registrant's indirect wholly-owned subsidiary owned 181,076,311 common shares of Norcen, including common shares of Norcen tendered, representing approximately 96.8 percent of the issued and outstanding common shares of Norcen on a fully diluted basis. The Registrant hereby incorporates by reference herein the press release attached hereto as Exhibit 99.1, which is made a part of this Item 2.

         On March 6, 1998, UPRI announced that on March 5, 1998 UPRI completed the compulsory acquisition procedures pursuant to section 206 of the Canada Business Corporations Act in order to acquire the remaining, 6,107,965 issued and outstanding common shares of Norcen, representing approximately 3.2 percent which had not previously been tendered pursuant to UPRI's Offer to Purchase and Take-Over Bid Circular dated January 30, 1998. UPRI offer to purchase the common shares of Norcen expired on March 2, 1998. The Registrant hereby incorporates by reference herein the press release attached hereto as Exhibit 99.2.

         UPRI has deposited with CIBC Mellon Trust Company, P.O. Box 1036, Adelaide Street, Postal Station, Toronto, Ontario M5C 2K4, Toll free phone number: 1-800-387-0825, the purchase price for the common shares of Norcen to be paid to the former shareholders of Norcen.

         The Company funded the purchase price to be paid to Norcen shareholders through a U.S. $2.7 Billion 364 Day Competitive Advance/Revolving Credit Agreement dated March 2, 1998, by and among the Registrant, the lenders named therein and the Chase Manhattan Bank, as administrative agent, and Bank of Montreal, as syndication agent, other outstanding credit facilities and other borrowings from private or public lenders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (a) Financial Statements of Business Acquired. The Company has determined that it is impracticable to provide the historical financial statements of Norcen and its subsidiary companies which are required to be reported in this Current Report on Form 8-K at this time. The Company will file the required financial statements under cover of an amendment to this Current Report on Form 8-K as soon as practicable but in no event later than May 18, 1998.

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         (b) Pro Forma Financial Information. The Company has determined that it is impracticable to provide the pro forma financial information required to be reported in this Current Report on Form 8-K at this time. The Company will file the required pro forma financial information under cover of an amendment to this Current Report on Form 8-K as soon as practicable but in no event later than May 18, 1998.

         (c) Exhibits. Exhibits not incorporated herein by reference to a prior filing are designated by an asterisk (*) and are filed herewith.

         Exhibit No.    Exhibit
         ----------     -------

         *2.1 Pre-acquisition Agreement between Union Pacific Resources Group Inc., Union Pacific Resources Inc.

                        and Norcen Energy Resources Limited, dated
                        January 25, 1998.

          4.1 Specimen of Certificate evidencing the Common Stock (Exhibit 4 to Form S-1)

          4.2 Rights Agreement, dated as of October 28, 1996, between Union Pacific Resources Group Inc. and Harris Trust and Savings Bank, as rights agent (incorporated herein by reference to the Company's Current Report on Form 8-K filed on November 1,
                        1996).

          4.3 Indenture, dated as of March 27, 1996, between Union Pacific Resources Group Inc. and Texas Commerce Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company's Form S-3 Registration Statement, Registration No. 333-2984, dated May 23, 1996).

         *4.4           Terms Agreement, dated as of October 10,
                        1996, for $200,000,000 7 1/2% debentures due
                        October 15, 2026.

         *4.5           Terms Agreement, dated as of October 10,
                        1996, for $200,000,000 7% notes due October
                        15, 2006.

         *4.6           Terms Agreement, dated as of October 31,
                        1996, for $150,000,000 7 1/2% debentures due
                        November 1, 2096.

         *4.7           Form of 7 1/2% Rate Debenture due October 15, 2026.

         *4.8           Form of 7% Rate Note due October 15, 2006.

         *4.9           Form of 7 1/2% Rate Note due November 1, 2096.

         *4.10 Trust Indenture, dated as of May 7, 1996, providing for the issue of Debt Securities in unlimited

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                        principal amount, between Norcen Energy Resources
                        Limited and Montreal Trust Company of Canada, as trustee.

         *4.11 First Supplemental Indenture, dated as of May 22, 1996, to Trust Indenture, dated as of May 7, 1996 providing for the issue of 73/8% Debentures due May 15, 2006 in aggregate principal amount of U.S.

                        $250,000,000 between Norcen Energy Resources
                        Limited and Montreal Trust Company of Canada, as trustee.

         *4.12 Second Supplemental Indenture, dated as of June 26, 1996, to Trust Indenture, dated as of May 7, 1996, providing for the issue of 7.8% Debentures due July 2, 2008 in aggregate principal amount of U.S. $150,000,000 between Norcen Energy Resources Limited and Montreal Trust Company of Canada, as trustee.

         *4.13 Third Supplement Indenture, dated as of June 26, 1996, to Trust Indenture, dated as of May 7, 1996, providing the issue of 6.8% Debentures due July 2, 2002 in aggregate principal amount of U.S. $250,000,000 between Norcen Energy Resources Limited and Montreal Trust Company of Canada, as trustee.

         *4.14 Fourth Supplemental Indenture, dated as of February 27, 1998, to Trust Indenture, dated as of May 7, 1996, providing for the Guarantee of all Securities be Issued or Previously Issued under the Trust Indenture between Norcen Energy Resources Limited, Union Pacific Resources Group Inc. as guarantor and Montreal Trust Company of Canada, as trustee.

        *99.1           Press Release dated March 3, 1998.

        *99.2           Press Release dated March 6, 1998.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         UNION PACIFIC RESOURCES GROUP INC.

                                         /s/ Joseph A. LaSala, Jr.
                                         ------------------------------------
                                         By: Joseph A. LaSala, Jr.
                                             Vice President, General Counsel
                                             and Secretary

DATED: March 17, 1998


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                                  EXHIBIT INDEX

Exhibit                              Exhibit                              Page
-------                              -------                              ----

*2.1   Pre-acquisition Agreement between Union Pacific Resources
       Group Inc., Union Pacific Resources Inc. and Norcen Energy
       Resources Limited, dated January 25, 1998.

 4.1   Specimen of Certificate evidencing the Common Stock (Exhibit
       4 to Form S-1)

 4.2 Rights Agreement, dated as of October 28, 1996, between Union Pacific Resources Group Inc. and Harris Trust and Savings Bank, as rights agent (incorporated herein by reference to the Company's Current Report on Form 8-K filed on November 1,
       1996).

 4.3 Indenture, dated as of March 27, 1996, between Union Pacific Resources Group Inc. and Texas Commerce Bank National
       Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Company's Form S-3 Registration Statement, Registration No. 333-2984, dated May 23, 1996).

*4.4   Terms Agreement, dated as of October 10, 1996, for
       $200,000,000 7 1/2% debentures due October 15, 2026.

*4.5   Terms Agreement, dated as of October 10, 1996, for
       $200,000,000 7% notes due October 15, 2006.

*4.6   Terms Agreement, dated as of October 31, 1996, for
       $150,000,000 7 1/2% debentures due November 1, 2096.

*4.7   Form of 7 1/2% Rate Debenture due October 15, 2026.

*4.8   Form of 7% Rate Note due October 15, 2006.

*4.9   Form of 7 1/2% Rate Note due November 1, 2096.

*4.10 Trust Indenture, dated as of May 7, 1996, providing for the issue of Debt Securities in unlimited principal amount, between Norcen Energy Resources Limited and Montreal Trust
       Company of Canada, as trustee.

*4.11 First Supplemental Indenture, dated as of May 22, 1996, to Trust Indenture, dated as of May 7, 1996 providing for the issue of 73/8% Debentures due May 15, 2006 in aggregate principal amount of U.S. $250,000,000 between Norcen Energy Resources Limited and Montreal Trust Company of Canada, as

       trustee.

*4.12 Second Supplemental Indenture, dated as of June 26, 1996, to Trust Indenture, dated as of May 7, 1996, providing for the


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       issue of 7.8% Debentures due July 2, 2008 in aggregate
       principal amount of U.S. $150,000,000 between Norcen Energy Resources Limited and Montreal Trust Company of Canada, as trustee.

*4.13 Third Supplement Indenture, dated as of June 26, 1996, to Trust Indenture, dated as of May 7, 1996, providing the issue of 6.8% Debentures due July 2, 2002 in aggregate principal amount of U.S. $250,000,000 between Norcen Energy Resources Limited and Montreal Trust Company of Canada, as trustee.

*4.14 Fourth Supplemental Indenture, dated as of February 27, 1998, to Trust Indenture, dated as of May 7, 1996, providing for the Guarantee of all Securities be Issued or Previously Issued under the Trust Indenture between Norcen Energy Resources Limited, Union Pacific Resources Group Inc. as guarantor and Montreal Trust Company of Canada, as trustee.

*99.1  Press Release dated March 3, 1998.

*99.2  Press Release dated March 6, 1998.

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* Filed herewith.

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